Filed pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823

Supplement dated November 27, 2009, to the

Prospectus dated November 27, 2009,

regarding the

Domini European Social Equity FundSM

and Domini PacAsia Social Equity FundSM

(each a “Fund”)

The Board of Trustees of the Domini Funds has approved the reorganization of each Fund into the Domini International Social Equity Fund. Each reorganization is scheduled to be effective as of the close of business on or about March 19, 2010, subject to shareholder approval.

A shareholder meeting regarding the consideration of the reorganizations is scheduled to occur on or about March 9, 2010, and proxy solicitation materials will be provided to the shareholders of each Fund at a later date regarding the proposed reorganizations. Shareholders of the Funds on January 15, 2010, will be eligible to vote on the reorganization. If you purchase shares of either Fund after January 15, 2010 you will not be entitled to vote on the reorganization.

The Domini European Social Equity Fund and Domini PacAsia Social Equity Fund will be terminated and will no longer be available for investment as of the effective date of each reorganization.

If you have any questions concerning this supplement, please contact Domini at 1-800-582-6757.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.